UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07853

Kalmar Pooled Investment Trust

(Exact name of registrant as specified in charter)

Barley Mill House

3701 Kennett Pike

              Wilmington, DE 19807

(Address of principal executive offices) (Zip code)

Ford B. Draper, Jr., President

Barley Mill House

3701 Kennett Pike

              Wilmington, DE 19807

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-463-6670

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

KALMAR POOLED INVESTMENT TRUST

Kalmar “Growth-with-Value” Small Cap Fund

Semi Annual Report

June 30, 2012

(Unaudited)

This report has been prepared for the general information of Kalmar Pooled Investment Trust  shareholders.  It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Investors are reminded to read the prospectus carefully before investing or sending money.

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Report from Management

July 20, 2012

Dear Fellow Shareholders and Friends:

Deepening worries about global slowing, the Eurozone debt/banking crisis, and weakening US economic data including anemic employment – to name just a few – resulted in sharp leadership rotation toward defensive, US-centric sectors and companies that disfavored most active managers in June and for the full Second Quarter. Indeed, we were meaningfully affected as the Kalmar “Growth-with-Value” Small Cap Fund underperformed the Russell 2000 Growth benchmark by 3.8% in June, causing us to trail the benchmark by 1.4% for the Second Quarter and by 1% Year-to-Date. The Fund had been nicely ahead until June, but on a one-year, three-year, and five-year basis as well as all the way back to inception we maintain a meaningful lead.

Average Annualized Total Returns % As of June 30, 2012	Month	Quarter	Year-to-Date	1-Year	3-Year	5-Year	10-Year	Since Inception
Kalmar “Growth-with-Value” Small Cap Fund	1.35	-5.37	7.81	-2.03	20.97	3.13	7.51	8.11
Russell 2000® Growth Index	5.16	-3.94	8.82	-2.71	18.09	1.99	7.39	5.16
Russell 2000® Index	4.99	-3.47	8.53	-2.08	17.80	0.54	7.00	7.04
S&P 500 Index	4.14	-2.84	9.46	5.38	16.28	0.16	5.30	5.76
Nasdaq Composite	3.81	-5.06	12.66	5.82	16.95	2.43	7.21	5.84

Note: Returns shown longer than 1-year are annualized. The Fund’s inception date is 4/11/97. The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal values will fluctuate, and upon redemption shares may be worth more or less than original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Contact the investment adviser at 800-463-6670 to obtain performance current to the most recent month-end. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expense, as stated in the current prospectus, is 1.48%. This rate can fluctuate and may differ from that printed in the prospectus. The Fund imposes a 2.0% redemption fee on shares redeemed within 90 days of purchase. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. You cannot invest directly in an index.

In June, for example, the Health Care sector rose to 22.1% of the index and contributed by itself about half the total index return. Sectors representing fully 70% of the index underperformed, with only the Health Care, Utilities, and Materials & Processing sectors outperforming. Within Health Care, the Pharmaceuticals and Biotechnology industries advanced 15.4% and 13%, respectively. These two industries now comprise over half of the Health Care sector and 11.4% of the total Russell 2000 Growth index. As we’ve discussed frequently in the past, Kalmar’s quality-growth-company, valuation-sensitive investment philosophy and risk control disciplines make it difficult for us to qualify small Biotech and many small Pharma companies for investment due to their often high stock valuations, negative earnings, cash burn characteristics, and importantly their significant “binary risk” – the molecule either works or it doesn’t, a large, undeterminable risk. In June and in the full Second Quarter, our

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Report from Management — continued

minimal exposure to these two industries – temporarily by far the strongest performers – materially hurt the Kalmar Fund’s relative performance. Without being overweight Health Care, Consumer Staples, and Financial Services (principally REIT’s - Real Estate Investment Trusts) – which we weren’t – it would have been almost impossible to beat the benchmark. Remember that Kalmar’s sectoral weightings are a derivative of our bottom-up company stock picking, except in the few instances like Biotech where minimizing exposure we believe is critical to good risk control.

In addition, for both June and the overall quarter the very smallest companies, those with no earnings, the lowest ROE’s (Return on Equity), and the lowest stock prices outperformed by a wide margin. So did those with the highest domestic revenue as foreign macro risk and negative currency translation impact increased. All the above factors taken together represent major relative performance headwinds to Kalmar’s proven investment philosophy. The good news is that while high risk groups such as Biotech occasionally drive performance – putting Kalmar at a temporary disadvantage – our risk management disciplines and focus on quality companies have historically led in the longer-term to lower volatility and better performance than the Russell 2000 Growth Index.

Recent Portfolio Activity

During the Second Quarter the Kalmar Fund purchased 4 new holdings and sold 1 completely. “Peel the Onion” trim and “Beef Up” activity is regular and ongoing in our effort to optimize portfolio reward-to-risk. Illustrative examples of recent new purchases include:

•

WageWorks, Inc[1] (WAGE) Market Cap $300 Million: The company is the leading provider of consumer-directed health and other benefit programs for both large and small companies and their employees. Increased adoption of healthcare savings accounts, flexible spending accounts, and commuter savings programs is driving meaningful industry growth. We believe Wage Works, as the largest service provider, has even greater growth opportunities as incremental client business is layered on the existing technology platform and as it acquires smaller, less efficient providers.

•

Spectranetics Corp[2] (SPNC) Market Cap $340 Million: This medical device company’s products are focused in two areas: the treatment of arterial blockages and the removal of pacemaker and defibrillator leads. The combination of new management, innovative products and procedures with high levels of intellectual property that provide improved outcomes while addressing growing areas of need, plus significant operating margin expansion opportunities are expected to drive revenue and earnings growth as well as valuation expansion.

[1]	WageWorks, Inc (0.6% of the Fund’s net assets)
[2]	Spectranetics Corp (0.5% of the Fund’s net assets)

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Report from Management — continued

•

Vocera Communications, Inc[3] (VCRA) Market Cap $520 Million: Vocera provides mobile communication technology for health care venues that addresses critical communication challenges that, if ameliorated, can enable hospitals to improve patient safety while enhancing their own efficiency.

Portfolio Positioning

Kalmar invests with a forward horizon of one to several years, seeking strong returns with lower risk over longer time frames. We don’t attempt to trade short term themes and sector shifts. Our research is intensely bottom-up focused on developing proprietary conviction in a company’s fundamental ability to deliver above-expectation competitive gains, revenue growth, margin expansion, earnings progress, and cash generation. If we succeed in getting this proprietary perceptual research advantage right, over reasonable periods of time we can be somewhat agnostic about whether the economy grows faster or slower since such “Better Growth Businesses” should be well positioned to add significant enterprise value in a relative sense vis-á-vis the economy, their competitors, and the market.

That said, given today’s uncertain and more than normally unpredictable US and global economic and market conditions, we are purposefully keeping the Kalmar Fund more evenly balanced in its positioning than at certain other times in the past. By this we mean that we will continue to seek ownership of a broad mix of specially-situated growth companies that range from having a more assured demand/consumable nature to their revenue through those having greater economic sensitivity. Likewise, we own a relatively evenly balanced mix of companies by “Growth Character”, ranging from proven Steady Eddy growers, through emerging growth companies pioneering new markets, as well as fundamentally good businesses undergoing significant positive transformation in earning power. Similarly, recent high market volatility and potential future big swings in sector psychology accentuate our attentiveness to stock by stock valuation, creating opportunities to peel, add, or replace holdings as reward-to-risk changes – all within Kalmar’s normal low turnover.

Accordingly, we will continue to evolve the Fund’s portfolio in an organic, fundamentals-driven idea-by-idea fashion, with confidence in our research and our investment team. We will focus on owning companies that can gain competitive advantages during the slow growth environment we believe likely, so that when the overall outlook improves, they are likely to springboard ahead both as businesses and stocks. And alternatively, that also have the resiliency and better control over their own future growth, so that if times toughen, they can potentially protect their earning power and prosper relative to that environment and their competition. Focusing on companies that should be able to thrive against a range of outcomes, we believe, should be more likely to lead to the “All Weather” portfolio performance which Kalmar seeks to achieve.

Economic and Investment Outlook

Through early 2012 we were relatively optimistic about the year’s economic/equity market outlook and the likelihood that the U.S. could avoid another deep market decline as in 2010 and 2011. Largely this was based on signs: that the U.S. economy would continue to gradually become more self-sustaining; that despite Europe’s descent into recession, global growth prospects would likely be supported by wide-spread central bank easing; that

[3]	Vocera Communications, Inc (0.3% of the Fund’s net assets)

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Report from Management — continued

fear of a hard landing in China would diminish somewhat; and that the newly aggressive European Central Bank (ECB) policy and greater emphasis on growth versus austerity would bring some amelioration to the Eurozone sovereign debt/banking mess. Almost all these hoped for positives have diminished to differing degrees in recent months and now the global slowdown is intensifying. This, of course, carries with it intensifying worries about the trajectory of future corporate earnings, with management guidance in the Earnings Season just now beginning likely to be chilling in certain cases.

As we have said before, history shows that post-bubble-burst deleveraging environments are difficult, unpredictable, and lengthy, with greater susceptibility to policy mistakes and risks of deflation. Unfortunately, the world is experiencing some of all of this presently, together with murkier forward vision today than might have been assumed even a few months ago. Moreover, neither Kalmar - nor virtually anyone else for that matter - can offer a crystal ball path out of this predicament.

However, several important strengths in the U.S. outlook should be remembered, though realistically they are complicated by both election uncertainty and the approaching Fiscal Cliff. These strengths include: high levels of corporate profitability and the strongest balance sheets and most competitive manufacturing base in years; a domestic energy boom leading to greater independence internationally; a nascent manufacturing renaissance with some re-capturing of exported employment; consumer financial leverage that has declined meaningfully with pent-up demand that will be released if confidence improves; a restructured auto industry; a housing industry now recovering after 5 years of devastating decline, thus becoming a cyclical driver; a healing banking and credit system in contrast to many around the world; in excess of two million jobs created over the last couple years that should continue to grow, albeit slowly; equity and debt markets that represent by comparison relatively liquid havens, plus the world’s largest, most integrated economy, the latter two of which positives count more when times are this uncertain – and all of which should benefit from a continuing tidal wave of central bank easy money.

Overlay on these strengths investor sentiment that is clearly worried on top of valuations that are far from expensive and one should have plenty of positive optionality for equities over the next several years. If Armageddon is avoided – always a very high probability – then we believe equity returns should be appealing as things gradually sort themselves out – particularly by comparison with many other asset classes. In any event, by our view, companies strong enough to thrive against slow, uncertain times should be accorded premium relative valuations. These are just the sort of “Better Growth Businesses” Kalmar through its original research seeks to own.

Organizational Developments on Kalmar’s 30th Anniversary!

Kalmar’s investment team, trading, operations, admin/compliance, and client service teams are stable, productive, and motivated to succeed for our clients and shareholders.

This brings our best wishes for a successful and rewarding Summer and a productive year ahead.

Yours faithfully,

Ford B. Draper, Jr. President

KALMAR INVESTMENT ADVISERS

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Report from Management — continued

IMPORTANT INFORMATION

Kalmar’s comments reflect the investment adviser’s general opinions regarding the market, economy, and any stocks mentioned or stock opinions given, were current only as of the date of this letter, and are subject to change at any time. The information provided in this letter is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

A preponderant portion of the investments in the Kalmar Fund are in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of small cap stocks. Kalmar invests in growth stocks with the potential for significant growth and may be more volatile because they are more sensitive to market conditions. Kalmar may seek to buy these stocks at undervalued prices and this involves the risk that the securities may remain undervalued for an extended period of time and may not realize its full potential. Market or economic conditions can vary widely over time and can result in a loss of portfolio value.

Current and future portfolio holdings are subject risk. There is no guarantee that the Kalmar Fund will continue to hold any one particular security or stay invested in any one particular sector. The performance of any single portfolio holding is no indication of the performance of other portfolio holdings or of the performance of the Fund itself. The Kalmar “Growth-with-Value” Small Cap Fund held the position weights referenced as 6/30/12. The market cap values are shown at time of purchase.

The Kalmar “Growth-with-Value” Small Cap Fund’s benchmark is the Russell 2000® Growth. The Russell 2000® Growth Index is reconstituted annually and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000® Index covers up to 2,000 companies in the U.S. market. The Russell 2000® Index and Russell 2000 Growth® Index are registered trademarks of Russell Investments. Russell is a trademark of Russell Investments.

For comparative purposes, the S&P 500 and NASDAQ Composite indexes are shown. The S&P 500 Index is an unmanaged group of securities generally considered to represent the performance of the large capitalization sector of the U.S. equity securities market. The S&P 500 Index returns reflect reinvestment of dividends. The NASDAQ Composite Index is an unmanaged, broad based index of over 5,000 stocks that consist of all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The NASDAQ Composite Index is market-value weighted.

The indices mentioned here-in are unmanaged and not available for direct investment. Unlike a mutual fund, the performance of these indices assumes no taxes, transaction costs, management fees or other expenses.

ROE (Return on equity) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested. Beta measures a portfolio’s sensitivity to market movements.

KALMAR

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Report from Management — concluded

Kalmar Pooled Investment Trust — “Growth-with-Value” Small Cap Fund

Growth of $10,000 vs. The Russell 2000 Growth® Index and The Russell 2000® Index

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 800-463-6670. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expense, as stated in the current prospectus, is 1.45%. This rate can fluctuate and may differ from the actual expenses incurred for the period covered by this report. The Fund imposes a 2% redemption fee calculated as a percentage of the amount redeemed and is charged only if shares are redeemed within 90 days of purchase.

The Russell 2000 Growth® and the Russell 2000® indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses. It is not possible to invest directly into an index.

KALMAR

POOLED

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Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended June 30, 2012” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Kalmar “Growth-with-Value” Small-Cap Fund
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Six Months Ended June 30, 2012*
Actual	$1,000.00	$1,078.10	$7.54
Hypothetical (5% return before expenses)	$1,000.00	$1,017.51	$7.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.46% multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of 7.81% for the six-month period of January 1, 2012 to June 30, 2012.

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Portfolio Holdings Summary Table

June 30, 2012

(Unaudited)

	% of Net Assets	Value
Common Stock:
Technology	29.6%	$117,157,129
Consumer Discretionary	20.8	82,519,255
Producer Durables	15.4	61,113,062
Healthcare	9.0	35,501,188
Energy	5.6	22,126,250
Materials & Processing	4.1	16,416,763
Financial Services	3.8	15,050,952
Consumer Staples	2.4	9,718,723
Producer Manufacturing	1.7	6,668,858
Exchange-Traded Funds	1.8	7,435,596
Securities Lending Collateral	14.7	58,204,625
Money Market Security	7.2	28,448,439

Total Investments	116.1	460,360,840
Liabilities In Excess Of Other Assets	(16.1)	(63,931,102)

NET ASSETS — 100.0%	100.0%	$396,429,738

See Accompanying Notes to Financial Statements

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Schedule of Investments

June 30, 2012

(Unaudited)

	Shares	Value (Note 2)

COMMON STOCK — 92.4%
Consumer Discretionary — 20.8%
ADVERTISING AGENCIES — 0.5%
Constant Contact, Inc. *	109,510	$1,958,039

AUTO PARTS — 2.3%
Gentex Corp. (a)	241,295	5,035,827
LKQ Corp. *	124,375	4,154,125

		9,189,952

COSMETICS — 1.0%
Elizabeth Arden, Inc. *	101,705	3,947,171

DIVERSIFIED MEDIA — 1.0%
Belo Corp.	600,250	3,865,610

EDUCATIONAL SERVICES — 2.0%
American Public Education, Inc. *	135,890	4,348,480
DeVry, Inc. (a)	111,735	3,460,433

		7,808,913

ENTERTAINMENT — 2.3%
Imax Corp. * (a)	245,240	5,893,117
Live Nation Entertainment, Inc. *	368,685	3,384,528

		9,277,645

LEISURE TIME — 2.3%
Life Time Fitness, Inc. *	199,580	9,282,466

RESTAURANTS — 1.7%
BJ’s Restaurants, Inc. * (a)	80,385	3,054,630
Bravo Brio Restaurant Group, Inc. *	123,995	2,210,831
Ruby Tuesday, Inc. *	229,695	1,564,223

		6,829,684

See Accompanying Notes to Financial Statements

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Schedule of Investments — continued

June 30, 2012

(Unaudited)

	Shares	Value (Note 2)

Consumer Discretionary — (Continued)
SPECIALTY RETAIL — 5.9%
DSW, Inc. (A Shares)	128,560	$6,993,664
Tractor Supply Co.	59,680	4,957,021
Ulta Salon Cosmetics & Fragrance, Inc.	59,410	5,547,706
Zumiez, Inc. * (a)	146,005	5,781,798

		23,280,189

TEXTILES APPAREL & SHOES — 1.8%
Oxford Industries, Inc.	158,380	7,079,586

TOTAL CONSUMER DISCRETIONARY		82,519,255

Consumer Staples — 2.4%
FOODS — 2.4%
United Natural Foods, Inc. *	177,155	9,718,723

TOTAL CONSUMER STAPLES		9,718,723

Energy — 5.6%
OFFSHORE DRILLING & OTHER SERVICES — 0.9%
Atwood Oceanics, Inc. *	97,785	3,700,184

OIL WELL SERVICES & EQUIPMENT — 1.2%
Core Laboratories N.V. (a)	40,880	4,737,992

OIL: CRUDE PRODUCERS — 3.5%
Approach Resources, Inc. *	123,390	3,151,381
Magnum Hunter Resources Corp. * (a)	867,400	3,625,732
Niko Resources, Ltd.	39,530	513,099
PDC Energy, Inc. *	87,775	2,152,243
Rex Energy Corp. * (a)	378,735	4,245,619

		13,688,074

TOTAL ENERGY		22,126,250

See Accompanying Notes to Financial Statements

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Schedule of Investments — continued

June 30, 2012

(Unaudited)

	Shares	Value (Note 2)

Financial Services — 3.8%
ASSET MANAGEMENT & CUSTODIAN — 0.5%
Financial Engines, Inc. * (a)	91,380	$1,960,101

FINANCIAL DATA & SYSTEMS — 3.3%
Alliance Data Systems Corp. *	63,285	8,543,475
WageWorks, Inc. *	169,410	2,551,315
WNS Holdings, Ltd., ADR *	205,145	1,996,061

		13,090,851

TOTAL FINANCIAL SERVICES		15,050,952

Healthcare — 9.0%
HEALTHCARE SERVICES — 0.4%
Vocera Communications, Inc. * (a)	51,385	1,376,604

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES — 5.5%
Cooper Companies, Inc. (The)	161,420	12,874,859
ResMed, Inc. *	174,625	5,448,300
Volcano Corp. * (a)	117,116	3,355,373

		21,678,532

MEDICAL EQUIPMENT — 2.1%
Luminex Corp. *	258,295	6,325,645
Spectranetics Corp. *	189,405	2,163,005

		8,488,650

PHARMACEUTICALS — 1.0%
Akorn, Inc. * (a)	250,945	3,957,402

TOTAL HEALTHCARE		35,501,188

See Accompanying Notes to Financial Statements

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Schedule of Investments — continued

June 30, 2012

(Unaudited)

	Shares	Value (Note 2)

Materials & Processing — 4.1%
CHEMICALS: DIVERSIFIED — 1.6%
Albemarle Corp.	106,835	$6,371,639

CHEMICALS: SPECIALTY — 1.1%
Polypore International, Inc. * (a)	110,605	4,467,336

DIVERSIFIED MATERIALS & PROCESSING — 1.4%
Belden, Inc.	167,250	5,577,788

TOTAL MATERIALS & PROCESSING		16,416,763

Producer Durables — 15.4%
AIR TRANSPORT — 0.8%
Atlas Air Worldwide Holdings, Inc. *	68,915	2,998,492

COMMERCIAL SERVICES: RENTAL & LEASING — 0.3%
Mobile Mini, Inc. *	94,715	1,363,896

COMMERCIAL VEHICLES & PARTS — 0.5%
Rush Enterprises, Inc. (A Shares) *	131,060	2,142,831

ENGINEERING & CONTRACTING SERVICES — 1.5%
Chicago Bridge & Iron Co. N.V.	158,570	6,019,317

ENVIRONMENTAL, MAINTENANCE, AND SECURITY SERVICES — 0.9%
Corrections Corp. of America	84,105	2,476,892
GSE Holding, Inc. * (a)	83,730	885,026

		3,361,918

FORMS AND BULK PRINTING SERVICES — 0.6%
InnerWorkings, Inc. * (a)	169,790	2,297,259

INTERNATIONAL TRADE AND DIVERSIFIED LOGISTICS — 1.8%
MSC Industrial Direct Co., Inc. (A Shares) (a)	111,535	7,311,119

See Accompanying Notes to Financial Statements

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Schedule of Investments — continued

June 30, 2012

(Unaudited)

	Shares	Value (Note 2)

Producer Durables — (Continued)
MACHINERY: INDUSTRIAL — 4.6%
Kennametal, Inc.	138,325	$4,585,474
Middleby Corp. *	72,515	7,223,219
Tennant Co.	162,090	6,475,496

		18,284,189

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER — 0.7%
Robbins & Myers, Inc.	70,550	2,950,401

SCIENTIFIC INSTRUMENTS: ELECTRICAL — 1.8%
EnerSys, Inc. *	206,500	7,241,955

SHIPPING — 0.8%
UTi Worldwide, Inc.	202,295	2,955,530

TRUCKERS — 1.1%
Celadon Group, Inc.	127,645	2,090,825
Knight Transportation, Inc.	131,040	2,095,330

		4,186,155

TOTAL PRODUCER DURABLES		61,113,062

Producer Manufacturing — 1.7%
BUILDING & CONSTRUCTION MATERIALS — 1.7%
NCI Building Systems, Inc. *	164,345	1,779,856
Rexnord Corp. * (a)	101,365	2,031,355
Trex Co., Inc. *	94,970	2,857,647

		6,668,858

TOTAL PRODUCER MANUFACTURING		6,668,858

See Accompanying Notes to Financial Statements

KALMAR

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Schedule of Investments — continued

June 30, 2012

(Unaudited)

	Shares	Value (Note 2)

Technology — 29.6%
COMMUNICATIONS TECHNOLOGY — 3.0%
ADTRAN, Inc.	133,605	$4,033,534
Finisar Corp. * (a)	154,575	2,312,442
Ixia *	139,210	1,673,304
NICE-Systems, Ltd., Sponsored ADR *	107,285	3,926,631

		11,945,911

COMPUTER SERVICES SOFTWARE & SYSTEMS — 18.3%
Acxiom Corp. *	311,250	4,702,987
Ariba, Inc. *	267,180	11,958,976
Bankrate, Inc. * (a)	296,560	5,453,738
comScore, Inc. *	267,050	4,395,643
Concur Technologies, Inc. *	58,715	3,998,492
DealerTrack Holdings, Inc. *	271,270	8,167,940
MICROS Systems, Inc. *	55,160	2,824,192
NIC, Inc.	361,387	4,589,615
Pegasystems, Inc. (a)	115,225	3,800,121
Rovi Corp. *	157,297	3,086,167
Sapient Corp.	528,595	5,322,952
Syntel, Inc.	78,090	4,740,063
Ultimate Software Group, Inc. *	108,900	9,705,168

		72,746,054

COMPUTER TECHNOLOGY — 0.7%
Super Micro Computer, Inc. *	172,145	2,730,220

ELECTRONIC COMPONENTS — 3.2%
3D Systems Corp. * (a)	185,840	6,344,578
Rogers Corp. *	156,810	6,211,244

		12,555,822

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — concluded

June 30, 2012

(Unaudited)

	Shares	Value (Note 2)

Technology — (Continued)
PRODUCTION TECHNOLOGY EQUIPMENT — 1.9%
ATMI, Inc. *	197,495	$4,062,472
Teradyne, Inc. *	238,515	3,353,521

		7,415,993

SEMICONDUCTORS & COMPONENTS — 2.5%
Diodes, Inc. *	119,665	2,246,112
Integrated Device Technology, Inc. *	564,875	3,174,598
MaxLinear, Inc. (A Shares) *	205,930	1,021,413
Power Integrations, Inc.	89,035	3,321,006

		9,763,129

TOTAL TECHNOLOGY		117,157,129

TOTAL COMMON STOCK (COST $257,858,508)		366,272,180

EXCHANGE-TRADED FUNDS — 1.8%
DIVERSIFIED FINANCIAL SERVICES — 1.8%
iShares Russell 2000 Growth Index Fund (a)	81,290	7,435,596

TOTAL EXCHANGE-TRADED FUNDS (COST $7,089,854)		7,435,596

SECURITIES LENDING COLLATERAL — 14.7%
BlackRock Liquidity Funds TempCash Porfolio	58,204,625	58,204,625

TOTAL SECURITIES LENDING COLLATERAL (COST $58,204,625)		58,204,625

MONEY MARKET SECURITY — 7.2%
Money Market Fund — 7.2%
BlackRock Liquidity Funds TempFund Portfolio	28,448,439	28,448,439

TOTAL MONEY MARKET SECURITY (COST $28,448,439)		28,448,439

TOTAL INVESTMENTS (COST $351,601,426) — 116.1%		460,360,840

LIABILITIES IN EXCESS OF OTHER ASSETS — (16.1)%		(63,931,102)

NET ASSETS — 100.0%		$396,429,738

*	Non-income producing security
(a)	All or a portion of the security is on loan. See Note 10 in Notes to Financial Statements.
ADR	American Depository Receipt

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statement of Assets and Liabilities

As of June 30, 2012 (Unaudited)
Assets:
Investment in securities, at fair value *
(Cost $351,601,426)	$460,360,840
Receivables for:
Dividends	87,615
Capital shares subscribed	767,597
Other assets	131,160

Total Assets	461,347,212

Liabilities:
Payables for:
Securities lending collateral	58,204,625
Investment securities purchased	4,981,531
Capital shares redeemed	1,263,960
Advisory fee	316,068
Compliance service fees	14,960
Trustee fees	1,786
Accrued expenses and other liabilities	134,544

Total Liabilities	64,917,474

Net Assets	$396,429,738

Net Assets Consisted of:
Shares of beneficial interest	$239,415
Additional paid-in capital	269,605,516
Accumulated net investment loss	(1,887,828)
Accumulated net realized gain on investments and foreign currency related transactions	19,713,221
Net unrealized appreciation on investments	108,759,414

Net Assets for 23,941,415 shares outstanding	$396,429,738

Net asset value, offering and redemption price per share ($396,429,738 / 23,941,415 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$16.56

*	Includes market value of securities on loan

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statement of Operations

For the Six-Month Period Ended June 30, 2012 (Unaudited)
Investment Income:
Dividends (net of $8,134 foreign taxes withheld)	$700,622
Securities lending income	209,676

Total income	910,298

Expenses:
Advisory fees (Note 6)	1,911,947
Transfer agent fees (Note 6)	441,945
Accounting and administration fees (Note 6)	198,461
Legal fees	43,460
Trustees’ fees	37,598
Compliance service fees	33,418
Printing & shareholder report fees	21,640
Audit Fees	18,867
Registration fees	53,553
Custodian fees (Note 6)	13,392
Miscellaneous	23,845

Total expenses	2,798,126

Net investment loss	(1,887,828)

Realized and unrealized gain (loss) from investments and foreign currency related transactions
Net realized gain from investments	19,895,278
Net change in unrealized appreciation on investments and foreign currency related transactions	6,618,916

Net realized and unrealized gain from investments and foreign currency related transactions	26,514,194

Net increase in net assets resulting from operations	$24,626,366

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statements of Changes in Net Assets

	For the Six-Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
Increase in Net Assets from Operations:
Net investment loss	$(1,887,828)	$(3,391,857)
Net realized gain from investments and foreign currency related transactions	19,895,278	17,896,682
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	6,618,916	(13,570,226)

Net increase in net assets resulting from operations	24,626,366	934,599

Distributions to shareholders:
Net realized capital gains	—	(17,896,692)

Share transactions (a):
Proceeds from shares sold	77,947,866	107,693,691
Proceeds from shares reinvested	—	13,569,214
Redemption fees	15,262	38,885
Cost of shares redeemed	(37,959,410)	(87,315,998)

Net increase in net assets from share transactions	40,003,718	33,985,792

Total increase in net assets	64,630,084	17,023,699
Net assets:
Beginning of Period	331,799,654	314,775,955

End of Period	$396,429,738	$331,799,654

Accumulated net investment loss	$(1,887,828)	$—

(a) Transactions in shares of beneficial interest were:
Shares sold	4,609,599	6,520,922
Shares reinvested	—	878,266
Shares redeemed	(2,272,021)	(5,310,654)

Net increase in shares	2,337,578	2,088,534
Shares outstanding — Beginning of Period	21,603,837	19,515,303

Shares outstanding — End of Period	23,941,415	21,603,837

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information should be read in conjunction with the financial statements and notes thereto.

	For the Six-Month Period Ended June 30, 2012 (Unaudited)		For the Years Ended December 31
			2011	2010	2009	2008	2007
Net asset value at beginning of period	$15.36		$16.13	$12.19	$9.13	$15.30	$16.81

Investment Operations
Net investment loss	(0.08)		(0.16)	(0.14)	(0.11)	(0.12)	(0.17)
Net realized and unrealized gain (loss) on investments	1.28		0.25	4.36	3.17	(6.05)	2.32

Total from investment operations	1.20		0.09	4.22	3.06	(6.17)	2.15

Distributions
From net realized gain on investments	—		(0.86)	(0.28)	—	—	(3.66)

Total distributions	—		(0.86)	(0.28)	—	—	(3.66)

Net asset value at end of period	$16.56		$15.36	$16.13	$12.19	$9.13	$15.30

Total return	7.81	%*	0.50%	34.57%	33.52%	(40.33)%	12.68%

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.46	%**	1.44%	1.48%	1.46%	1.40%	1.34%
Net investment loss to average net assets	(0.99	)%**	(0.99)%	(1.00)%	(1.09)%	(0.94)%	(1.04)%
Portfolio turnover rate	17.43	%*	41.68%	29.12%	32.14%	33.96%	37.80%
Net assets at end of period (000’s omitted)	$396,430		$331,800	$314,776	$253,273	$213,961	$360,725

*	Not annualized.
**	Annualized.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements

For the Six Months Ended June 30, 2012

(Unaudited)

1. Organization. The Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”) is the sole series of Kalmar Pooled Investment Trust (the “Trust”), a Delaware statutory trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

2. Risk Considerations

Market Risk: Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Counterparty Risk: The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Fund’s Statement of Assets and Liabilities.

3. Security Valuation. A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stock and exchange-traded funds: Common stock and exchanged-traded funds are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Lacking any sales, the security is valued at the mean between the closing asked and bid price. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Open-end mutual funds: Investments in open-end mutual funds, including money market funds and securities lending collateral, are valued at their closing net asset value each business day and are categorized in Level 1 of the fair value hierarchy.

Short-term securities: Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value, unless the Trust’s Board of Trustees determines that this does not represent fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

All other securities are valued at fair value as determined in good faith under the direction of the Board of Trustees.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements (Unaudited) — continued

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	—	prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used, as of June 30, 2012, in valuing the Fund’s assets carried at fair value:

	Total Value at June 30, 2012	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stock*	$366,272,180	$366,272,180	$—	$—
Exchange-Traded Funds	7,435,596	7,435,596	—	—
Money Market Security	28,448,439	28,448,439	—	—
Securities Lending Collateral	58,204,625	58,204,625	—	—

Total	$460,360,840	$460,360,840	$—	$—

*	Please refer to the Schedule of Investments for industry and security type breakouts.

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. For the period ended June 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements (Unaudited) — continued

changes in the market prices of such securities. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes. The Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States (“U.S. GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

As of June 30, 2012, the tax cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$351,601,426

Gross tax unrealized appreciation	118,688,613
Gross tax unrealized depreciation	(9,929,199)

Net tax unrealized appreciation on investments	$108,759,414

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Regulated Investment Company Modernization Act of 2010 (“RIC Modernization Act”) was signed into law on December 22, 2010. Under the RIC Modernization Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (Calendar Year 2011 for the Fund) indefinitely. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Fund did not have a capital loss carryforward.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements (Unaudited) — continued

Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

4. Purchases and Sales of Investment Securities. During the six-month period ended June 30, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

Purchases	$80,177,531
Sales	$63,948,792

5. Redemption Fees. In accordance with the prospectus, the Fund charges a redemption fee of 2% on proceeds from shares redeemed within 90 days following their acquisition. The redemption fee is included as a separate line item under the Share Transactions section on the Statements of Changes in Net Assets.

6. Investment Adviser and Other Services. The Fund employs Kalmar Investment Advisers (the “Adviser”) as its investment adviser. Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee of 1.00% on the first $750 million of average daily net assets; 0.975% on the next $250 million of average daily net assets; and 0.95% on amounts exceeding $1 billion average daily net assets. For the six-month period ended June 30, 2012, investment advisory fees were $1,911,947.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and accounting services agent for the Trust pursuant to an Administration and Accounting Services Agreement with the Trust. BNY Mellon serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Services Agreement with the Trust.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund.

The Bank of New York Mellon, serves as Custodian of the assets of the Fund pursuant to a Custodian Services Agreement with the Trust.

Those Trustees who are not “interested persons” of the Fund receive an annual retainer of $10,000, meeting fees of $1,500 and committee meeting fees of $1,000. The aggregate renumeration paid to the Trustees by the Fund during the six-month period ended June 30, 2012 was $37,598. Trustees of the Fund who are officers or employees of the Adviser are paid by the Adviser and not the Fund. Certain employees of BNY Mellon are officers of the Fund. They are not compensated by the Fund. The Chief Compliance Officer (“CCO”) is an employee of the Adviser. The Fund is responsible for reimbursing the Adviser for a portion of her salary allocated to her duties as the CCO of the Fund.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements (Unaudited) — continued

7. Distributions to Shareholders. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the last two fiscal years was as follows:

	December 31, 2011	December 31, 2010
Distributions paid from:
Long-term capital gains	$17,896,692	$5,323,884

	$17,896,692	$5,323,884

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

8. Components of Distributable Earnings. As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation
$—	$—	$101,958,441

9. Contractual Obligations. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Securities Lending. The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. As of June 30, 2012, the market value of the securities on loan and collateral are $58,671,532 and $58,204,625, respectively.

11. New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements (Unaudited) — concluded

master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

12. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Other Matters (Unaudited)

1. Proxy Voting Policies and Procedures. Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2011 to June 30, 2012 and a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 800-463-6670, by accessing the Adviser’s website, www.kalmarinvestments.com, or by accessing the SEC’s website at www.sec.gov.

2. Quarterly Portfolio Schedules. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q, which are available on the SEC’s website www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER

KALMAR INVESTMENT ADVISERS

BARLEY MILL HOUSE

3701 KENNETT PIKE

WILMINGTON, DE 19807

(WEBSITE) WWW.KALMARINVESTMENTS.COM

DISTRIBUTOR

FORESIDE FUNDS DISTRIBUTORS LLC

400 BERWYN PARK

899 CASSATT ROAD

BERWYN, PA 19312

SHAREHOLDER SERVICES

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

CUSTODIAN

THE BANK OF NEW YORK MELLON

ONE WALL STREET

NEW YORK, NY 10286

LEGAL COUNSEL

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

18TH & ARCH STREETS

PHILADELPHIA, PA 19103-2799

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP

1700 MARKET STREET

PHILADELPHIA, PA 19103

KALMAR POOLED INVESTMENT TRUST

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

(WEBSITE) WWW.KALMARINVESTMENTS.COM

KL12—6/12

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Kalmar Pooled Investment Trust

By (Signature and Title)*	/s/ Ford B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ford B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date	August 23, 2012

By (Signature and Title)*	/s/ Verna E. Knowles
Verna E. Knowles, Chief Financial Officer
(principal financial officer)

Date	August 23, 2012

*	Print the name and title of each signing officer under his or her signature.